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                                                                    Exhibit 10.5

                       FIRST AMENDMENT TO OPTION AGREEMENT



         THIS FIRST AMENDMENT is executed as of February 9, 2000, is made by and among IPC ADVISORS S.A.R.L., a Luxembourg corporation (hereinafter referred to as "IPC"), having for the purposes of this Amendment, an address at 38-40 Rue Sainte Zithe, Luxembourg L-2763, BALANCED CARE CORPORATION, a Delaware corporation (hereinafter referred to as "BCC"), having an address at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055 (IPC and BCC are hereinafter collectively referred to as the "Buyer") and NEW MEDITRUST COMPANY LLC, a Delaware limited liability company (hereinafter referred to as the "Seller"), having an address at 197 First Avenue, Needham Heights, Massachusetts 02494.

         Reference is made to that certain Option Agreement, dated as of December 30, 1999 (the "Option Agreement), by and among the Seller and the Buyer.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Seller hereby agree as follows:

         1. The definition of Exercise Period as set forth in Section 1 of the Option Agreement is hereby deleted in its entirety and restated as follows:

                  Exercise Period:   The period from and
                  including January 2, 2000 through and
                  including September 30, 2000.

         2. This Amendment shall be deemed to amend the Option Agreement solely as expressly set forth herein and, as amended hereby, the Option Agreement is hereby ratified, approved and confirmed in every aspect and is valid, binding and in full force and effect.

         3. This Amendment shall be binding upon the Buyer and the Seller and all of their respective successors and assigns.

         4. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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         IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment to be signed in their respective corporate names as an instrument under seal by their respective duly authorized officers on the date and in the year first above written.


                                     BUYER:

WITNESS:                             IPC ADVISORS S.A.R.L., a Luxembourg
                                     corporation




/s/Nicole Rioux                      By:/s/J.B. Unsworth
Name: Nicole Rioux                         Name: J.B. Unsworth
                                           Title: Manager


WITNESS:                             BALANCED CARE CORPORATION, a
                                     Delaware corporation




/s/Jaynelle D. Covert                By:/s/Robin L. Barber
Name:Jaynelle D. Covert                    Name: Robin L. Barber
                                           Title:Senior Vice President
                                                 and Legal Counsel &
                                                 Assistant Secretary

WITNESS:                            SELLER:

                                    NEW MEDITRUST COMPANY LLC, a
                                    Delaware limited liability company



/s/Annemarie Wasniewski             By:/s/Michael J. Benjamin
Name:Annemarie Wasniewski                 Name: Michael J. Benjamin,
                                                Esquire
                                          Title:Senior Vice President